Exhibit 10.8

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Assignment and Assumption Agreement”) is made and entered into as of January 31, 2005, by and between Winstar Communications, LLC, a Delaware limited liability company (“Assignor”), and IDT Spectrum, LLC. a Delaware corporation (“Assignee”).

WHEREAS, Winstar Holdings, Inc. (“Holdings”) is the sole shareholder of Assignor and Assignee; and

WHEREAS, Holdings has decided to redeploy certain assets of Assignor by transferring them to Assignee in order to maximize their income producing value;

WHEREAS, pursuant to a Contribution Agreement between Assignor and Assignee dated as of the date hereof, Assignor has contributed the assets set forth on Schedule A hereto to Assignee (the “Assets”); and

WHEREAS, in connection with the contribution of the Assets, Assignor has agreed to transfer certain duties, obligations, liabilities and debts and Assignee has agreed to so assume the same,

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment and Assumption of Liabilities. Assignor hereby assigns and Assignee hereby agrees to assume, pay, perform, defend and discharge, all duties, obligations, liabilities and debts of every kind, character or description whatsoever with respect to, arising out of or in any way related to the Assets, including, but not limited to all liabilities under the agreements included therein, whether known or unknown, accrued, absolute, contingent or otherwise arising as of and after the date hereof.

2. Further Assurances. Upon request from either party hereto, the other party shall, at its own reasonable expense, execute and deliver such further instruments of transfer and assignment and take such other action as may be reasonably requested by the requesting party hereto.

3. Successors and Assigns. The terms and conditions of this Assignment and Assumption Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

4. Governing Law. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to conflicts of laws principles thereof.

5. Counterparts. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first written above.

ASSIGNOR:

WINSTAR COMMUNICATIONS, LLC

By:	/s/ Abilio Pereira
Name:	Abilio Pereira
Title:	CFO

ASSIGNEE:

IDT SPECTRUM, LLC

By:	/s/ Joseph M. Sanon, Jr.
Name:	Joseph Sanon
Title:	President

Last Name	Account	Mso	0_30	31_45	46_60	61_75	75_90	91_120
Abc Inc	4250513177	16	$4,572.80	$0.00	$0.00	$0.00	$0.00	$0.00
Abn Amro	4258976594	16	$2,710.68	$0.00	$0.00	$0.00	$0.00	$0.00
AT&T Wireless Communications	9327172	16	$6,845.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cbs Inc.	9327075	16	$4,985.28	$0.00	$4,985.28	$0.00	$4,985.28	$2,757.44
Cingular	9327030	16	$2,683.67	$0.00	$2,683.67	$0.00	$2,202.30	$0.00
Cingular Interactive, LP	9327102	16	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cingular Wireless	4250562186	16	$3,823.56	$0.00	$0.00	$0.00	$0.00	$0.00
Cingular Wireless – Puerto Rico	9327142	16	$7,077.15	$0.00	$7,077.15	$0.00	$7,077.15	$7,077.15
Detroit Smsa Limited Partnership	932021	16	$1,214.40	$0.00	$1,214.40	$0.00	$1,214.40	$1,214.40
Ditco	4250580836	16	$911.37	$0.00	$911.37	$0.00	$911.37	$911.37
Dps – State Of Arizona Azafis – E(	1804	16	$471.74	$0.00	$471.74	$0.00	$0.00	$0.00
Eureka Networks	27838716	16	$1,500.00	$0.00	$8,197.28	$0.00	$0.00	$0.00
George Washington University	4258981991	16	$2,878.16	$0.00	$0.00	$0.00	$0.00	$0.00
Hewitt Associates	4258981977	16	$1,011.41	$0.00	$0.00	$0.00	$0.00	$0.00
Icg Communications Inc.	9327005	16	$2,273.75	$0.00	$2,273.75	$0.00	$2,273.75	$862.50
Kas Lighting	9327041	16	$406.60	$0.00	$0.00	$0.00	$0.00	$0.00
M C I – Delta	9327199	16
M C I Federal Systems	9327223	16	$18,047.25	$0.00	$14,261.71	$0.00	$0.00	$0.00
M C I Metro	9327006	16	$22,455.94	$0.00	$0.00	$0.00	$0.00	$0.00
Mitsubishi Motor Sales Of Amer	4250523603	16	$6,316.03	$0.00	$0.00	$0.00	$0.00	$0.00
Sprint Pcs (Ca)	9327175	16	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Sprint Spectrum	9327053	16	$644.00	$0.00	$644.00	$0.00	$644.00	$644.00
T Mobile U S A	9327038	16	$882.60	$0.00	$882.60	$0.00	$882.60	$882.60
T Mobile Usa	9327055	16	$269.63	$0.00	$269.63	$0.00	$269.63	$269.63
Twentieth Century Fox	4250521305	16	$3,158.01	$0.00	$0.00	$0.00	$0.00	$0.00
Ubs Ag	4250577515	16	$4,825.12	$0.00	$0.00	$0.00	$0.00	$0.00
University Of Chicago	5258981537	16	$802.73	$0.00	$0.00	$0.00	$0.00	$0.00
Verizon Wireless	9327045	16	$532.50	$0.00	$632.50	$0.00	$632.50	$632.50
Verizon Wireless – virginia	9327025	16	$12,768.25	$0.00	$0.00	$0.00	$0.00	$0.00
William Sonoma	4250509785	16	$2,842.21	$0.00	$0.00	$0.00	$0.00	$0.00
			$137,379.84	$0.00	$64,875.08	$0.00	$41,462.98	$54,610.59

Private Line Summation	CONFIDENTIAL
January 2005

Acct. #	Company	Contract/Service Order
Spectrum	Airetel	Spectrum-pre paid
9327172	ATTW	Expired SO
4250562186	Cingular Wireless	SO
27838716	Eureka	SO
Spectrum	ICNT	Spectrum-pre paid
Spectrum	Islanet	Contract in DC as per Joe
GSA	MAA	Govt. svcs.
9327199	MCI Delta	Currently renegotiating
9327223	MCI Federal	Currently renegotiating
9327006	MCI Metro	Currently renegotiating
Spectrum	Purelink	Spectrum-pre paid
9327038	T Mobile U S A	SO
4250521305	TWENTIETH CENTURY FOX	Currently renegotiating
9327025	Verizon Wireless-Virginia	SO
4250509785	WILLIAM SONOMA	Currently renegotiating

PL – accts remaining 2-1-05

Site Address	City	State	Zip Code	Company Name	Lessor Name	Lessor Address	Lessor City	Lessor State	Lessor Zip Code
2001 Park Pl	Birmingham	AL	352032735	M C I FEDERAL SYSTEM (FAA)	WHML – S Real Estate LP c/o Action Group LP	600 Las Calinas Blvd E Suite 400	Irving	TX	750395646
1000 W Lake St	Addison	IL	601012068	Cingular	J.D.P. Partnership	1000 Lake St	Addison	IL	601012086
1001 State St	Erie	PA	165011814	M C I METRO (FAA)	Renaissance Centre Ltd c/o Realty Management Service	1001 State St Suite 103	Erie	PA	165011814
2000 W Grandview	Erie	PA	165091029	M C I METRO (FAA)	Lord Corporation	111 Lord Dr PO Box 8012	Cary	NC	275117923
10301 W Pico Blvd	Los Angeles	CA	900642607	TWENTIETH CENTURY FOX	Papazian Hirsch Studios, LLC	6625 Variel Avenue Suite 200	Canoga Park	CA	91303-4001
2121 Avenue Of The Stars	Los Angeles	CA	900674010	TWENTIETH CENTURY FOX	Fox Plaza, LLC	2121 Avenue Of The Stars Suite 2800	Los Angeles	CA	9006750556
17 State Street	New York	NY	100041501	Eureka – NYC	FiberNet Real Estate Services	50 Lexington Avenue 3rd Flr	New York	NY	100226837
2 Wall St	New York	NY	100052001	Eureka – NYC	Fieldstone Capitol, Inc.	200 Madison	New York	NY	100163902
39 Broadway	New York	NY	100063003	Eureka – NYC	39 Cam, LLC	42 Broadway	New York	NY	100041617
1402 E Sunnyside Dr	Phoenix	AZ	850201215	AT&T WIRELESS COMMUNICATIONS	Antenna Sites, Inc.	7725 E Redfield Rd Suite 101	Scottsdale	AZ	852602984
2001 Westmoreland St	Richmond	VA	232303227	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317
3015 Dumbarton Rd	Richmond	VA	232285831	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317
8006 Midlothian Tpke	Richmond	VA	232355232	Verizon Wireless – Virginia	Crown Castle GT Company, LLC	200 Corporate Dr.	Canonsburg	PA	15317